UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2003

SINA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation or Organization)	000-30698 (Commission File Number)	52-2236363 (I.R.S. Employer Identification Number)

Room 1802, United Plaza
1468 Nan Jing Road West
Shanghai 200040, China

(Address, including zip code, of Registrant’s Principal Executive Offices)

________________

(86-21) 6289 5678

(Registrant’s telephone number, including area code)

________________

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events and Required FD Disclosure.

     On June 30, 2003, SINA Corporation (“SINA”) issued a press release announcing its intention to offer, subject to market and other conditions, $80 million aggregate principal amount of zero coupon convertible subordinated notes. A copy of this press release is attached to this report as Exhibit 99.1 and is hereby incorporated by reference.

     On July 1, 2003, SINA issued a press release regarding the pricing of these convertible notes. A copy of this press release is attached to this report as Exhibit 99.2 and is hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Press Release issued by SINA Corporation on June 30, 2003, announcing proposed offering of convertible notes
99.2	Press Release issued by SINA Corporation on July 1, 2003, announcing pricing of convertible notes
99.3	Press Release issued by SINA Corporation on June 30, 2003, revising earnings estimates for the second quarter of 2003

Item 9. Regulation FD Disclosure.

     On June 30, 2003, SINA issued a press release revising its earnings estimates for the second quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.03 and is hereby incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINA Corporation

Dated: July 1, 2003	By:	/s/ Charles Chao

Charles Chao Chief Financial Officer and Executive Vice President (Principal Accounting and Financial Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release issued by SINA Corporation on June 30, 2003, announcing proposed offering of convertible notes

99.2	Press Release issued by SINA Corporation on July 1, 2003, announcing pricing of convertible notes

99.3	Press Release issued by SINA Corporation on June 30, 2003, revising earnings estimates for the second quarter of 2003